[ Letterhead of Gemstone Securities LLC ]

DATE:  July 10, 2007                                                                                      www.GemStoneSecurities.com

ENGAGEMENT AGREEMENT

VillageEDOCS

Mr. K. Mason Conner

CEO

VillageEDOCS

1401 N. Tustin Avenue, Suite 230

Santa Ana, CA  92705-8686

Dear Mr. Connor:

We are pleased that VillageEDOCS (hereinafter "Company" or "The Company") has decided to engage Gemstone Securities LLC ("GSS"), an NASD member firm in good standing, to advise The Company in connection with the design and execution of a financing transaction that will enable the expansion of The Company's business model. We look forward to working with you and are willing to provide necessary advisory, investment banking and placement services to The Company, which are described below. This letter will set forth our understanding of the terms and conditions of this engagement.

Scope of Engagement

Our services in this matter will consist of:

(1)  Initial or Transactional Due Diligence: Perform a one-time overall due diligence on The Company including the current shareholder ownership, all aspects of the capital structure as well as regulatory issues, if any, that must be solved so that The Company can acquire financing. Also create a report based upon the information gathered that is suitable for institutional investment requirements. Review all relevant prior information that might relate to the financing. Discuss possible legal structures for these specific and future transactions and examine all potential transactions that you contemplate financing based on the value of these specific assets.

(2)  Investor Identification and Contact: Identify specific investors whose investment strategy may be satisfied through an investment in this proposed transaction. Assist in the pricing of this transaction so as to gather investor interest.

(3)  Placement Agent Services: To act on a "Best Efforts" basis as the Placement Agent for this specific proposed transaction (or transactions) and to assist in securing firm investor commitments.

(4)  Advisory Services:  To provide investment banking and financial advisory services to support future financing and merger/acquisition activities authored by the Company. These services, to be provided at the election of the Company, will be activated via a specific mandate/engagement agreement.

Proposed Terms of Offering   It is presently contemplated that The Company will conduct an offering (the "Offering") on a best-efforts basis to raise a total of $3,000,000 dollars at this time.

Fees and Costs

GSS's fees for the above-listed services are as follows:

(a)   Due Diligence:  For initial due diligence, payable as follows:

In order to compensate GSS for its initial due diligence efforts, the Company shall deliver to GSS (or GSS's designee) 1,000,000 shares of fully paid non-assessable restricted shares of common stock of the Company (the "Shares"), such shares to vest as follows:  (i) 500,000 of such shares to vest immediately upon the execution of this Agreement, (ii) 500,000 of such shares to vest upon the closing of a Placement.  The Shares will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.  The Shares will be subject to the registration rights provisions set forth on Appendix I hereto.  Under any circumstance, the shares shall have piggy-back registration rights and be transferable.  The Company will issue the Shares to such affiliates of GSS and in such denominations as will be designated by GSS.

 (It should be noted that GSS may seek to use the services of both companies and people other than GSS employees. These services are the responsibility of GSS and will not cause the cost of due diligence to be greater.

(b)  Placement Agent:

GSS Investors: GSS will not be solely responsible for contacting potential investors. GSS will work in conjunction with other contacted investors and placement agents as not to disrupt the marketplace.  For investors secured by GSS, GSS will receive the following compensation :

o     For an Equity investment, a cash fee of 7% of the gross proceeds raised plus warrants to purchase 5% of the shares issued in the offering at the offering price.  The warrants will be exercisable for a period of three (3) years from the time of transaction closing.

o      For a Mezzanine investment, a cash fee of 7% of the gross proceeds plus warrants to purchase 5% of the shares issued in the offering at the offering price.  The warrants will be exercisable for a period of three (3) years from the time of transaction closing.

o       For a Senior Debt investment, a cash fee of 5% of the gross proceeds value of the debt investment.

o       GSS shall be entitled to, and The Company shall be obligated to pay GSS its Placement Agent Fee resulting from any additional Investments made by such Investors (including exercising of warrants) within thirty-six (36) months of their initial Investment.

Disbursements and Charges: The Company will be responsible for all customary charges and reasonable disbursements incurred by GSS on your behalf in connection with the body of work described above, including without limitation document reproduction, courier services, computerized research, word processing, long distance telephone calls, facsimile transmissions, filing fees and related service charges, transportation, lodging and meals. But in no case will GSS incur any individual expense item, greater than $1,000.00 without the prior approval in writing of the designated person at The Company.

Billing Statements: GSS's practice is to provide billing statements that describe the work being accomplished and the fee for that work on a periodic basis, as necessary.

Payment: Due Diligence will commence immediately after receipt of the first payment for such services as outlined under the Fees and Costs, Section (a) and all other fees (except reimbursement of the Disbursements and Charges above) are to be paid only when, as and if a transaction is completed.

Preparation of Memorandum:  The Placement Agent shall prepare a Memorandum with respect to the Offering in form and substance satisfactory to Company.  Placement Agent and the Company will coordinate their efforts in preparation of the memorandum.

Documents and Communications: Any documents, materials or other things the Company provides to us shall become our property unless we receive written notice to the contrary.  Such documents shall be treated as confidential information of the Company as described below.  We shall use reasonable efforts to preserve such documents.  Our own files, including outside vendor work product, pertaining to your matters will be retained by us.  We shall have no obligation to retain any documents or files pertaining to your affairs for more than five years following the completion of the work on any specific engagement.  We shall have no obligation to turn over to the Company any of our files except copies made at your request and expense and original documents that the Company requests in writing upon termination of our engagement and upon receipt by us of payment for any outstanding fees and charges.

Covenant of the Company.

•       The Company will afford to the officers, counsel and other representatives of Placement Agent reasonable access to the properties, books, records (including tax returns filed and those in preparation) and personnel of the Company in order that Placement Agent may have full opportunity to make such investigation of the Company as it reasonably desires.

•       From and after the date until the termination of this Engagement Agreement, the Company will conduct its business only in the normal and ordinary course and, without the prior written consent of Placement Agent.

Confidentiality.  Placement Agent shall not disclose or use any information of the Company designated orally or in writing by the Company as "Confidential" or "Proprietary" (or in like words), except with prior written consent and then only to the extent specified in such consent.  The foregoing restrictions shall not extend to any item of information which (i) is publicly known at the time of its disclosure, (ii) is lawfully received from a third party not bound in a confidential relationship to the Company, (iii) is published or otherwise made known to the public by the Company, or (iv) was generated independently before its receipt.

Conditions.  The transactions contemplated hereby shall be subject to, among other things, the following:

(a)   The absence of any material adverse change in the condition or prospects of the Company; and

(b)  The obtaining of all consents and approvals, or waivers of such consents and approvals, which may be necessary or desirable to permit the Company and Placement Agent to carry out the transactions contemplated hereby.

(c)   Placement Agent's concurrence with and agreement to the structure, management, asset contributions, liability assumptions, valuation models and other critical variables.

Dispute Resolution:  In the event that any dispute should arise between the Company and GSS concerning our fees and expenses or the performance of our professional responsibilities, such dispute shall be submitted to arbitration at a mutually agreeable location.  Such arbitration is to be binding upon the parties.

Termination of Representation:  We expect to be engaged by The Company until the conclusion of each specific transaction.  If, however, at any time the Company wishes us to cease activities on your behalf, please so advise us in writing and we will promptly take the steps necessary to conclude our engagement.   Upon any such termination, there are certain conditions that would cause some or all of the fees that would be earned if the assignment were to be completed to be due and payable as well as all costs previously advanced. These conditions are as follows:

•       If an investor (or investors) has been brought forth and that investor has completed sufficient due diligence to issue a term sheet or such other written indication of their interest to invest in The Company; and The Company has accepted the terms of such agreement, then the Placement Agent Fees are due and payable upon termination.

Similarly, Gemstone reserves the right to terminate our engagement with The Company at any time, but would only do so upon appropriate advance notice and under circumstances that is consistent with the Rules and Regulations of the National Association of Securities Dealers. In the instance of Gemstone's notice of termination, Gemstone would be due any unreimbursed expenses and Gemstone would have five (5) business days to submit all such expenses to The Company after notification in writing of Gemstone's desire to terminate. All fees paid to Gemstone up to and including the day of termination would be the property of Gemstone and non-refundable to The Company.

Mutual Indemnification: The parties hereto do hereby agree to indemnify each other in the instance of law suits wherein an investor, regulatory or legal authority does make a claim for monetary or other type of damages wherein the plaintiff prevails in this matter and the actions of one of the parties hereto has been held by the court to be responsible for this action. In that instance the other party ("the wronged party") has a claim against the other party for all of their costs in this matter, including but not limited to lawyers, executive time billed at usual and customary charges, phone, copying, travel, court costs and expenses.

Governing Law.  This Letter of Intent shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed wholly therein.

Binding Effect.  Except as hereinafter set forth, the understandings contained herein represent a binding agreement among the parties and their intent with respect thereto for the purpose of proceeding in good faith with the transaction and agreements contemplated herein.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable without the written consent of the other party hereto.

Contingency.  It is understood amongst the parties that the transaction contemplated herein and specifically Placement Agent's commitment and participation therein are subject to final terms and conditions, due diligence and approval by Placement Agent's internal committee.

Approval and Acceptance of Agreement:

We look forward to working with you and hope the terms of engagement set forth herein meet with your approval.  If so, please sign in the space provided below, and mail an originally signed copy to us.  You should retain a copy of this agreement for your files as it contains our mutual contractual understanding and agreement.

We greatly appreciate the opportunity to work with you and to represent the Company.

Very truly yours,

GemStone Securities LLC

 /s/ Dale Twardowski________________

Dale Twardowski
Managing Principal

The undersigned hereby agrees to retain Gemstone Securities LLC on the foregoing terms.

VillageEDOCS

 /s/ K, Mason Conner______________________________

K. Mason Conner
CEO

DATE:   July 10, 2007

APPENDIX I

Registration Rights

1.               Definitions.

(a)             As used in this Appendix I, the following terms shall have the meanings:

1.               "Affiliate," of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person.  For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

2.               "Commission" means the Securities and Exchange Commission.

3.               "Company" shall mean VillageEDOCS

4.               "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission there under, or any similar successor statute.

5.               "Holder" means GSS Securities, Inc. and any permitted transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Appendix I.

6.               "Person" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government agency or political subdivision thereof.

7.               "Placement" means any offering of securities of the Company pursuant to which Holder serves as a placement agent or underwriter, whether on a best efforts basis or otherwise.

8.               "Prospectus" means the prospectus (including any preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

9.               "Public Offering" means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

10.            "Registrable Securities" means the shares of common stock issued to GSS Securities, Inc. or its designated affiliates pursuant to the terms of the Placement Agency Agreement; provided, however, a share of common stock shall cease to be a Registrable Security for purposes of this Appendix I when it no longer is a Restricted Security.

11.            "Registration Statement" means a registration statement of the Company filed on Form S-3 under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus.  In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration.

12.            "Restricted Security" means any share of common stock except any that (i) have been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) have been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and are not subject to transfer restrictions under the Securities Act.

13.            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

(b)            All capitalized terms used and not defined herein have the respective meaning assigned to them in the Subscription Agreement.

2.               Registration.

(a)             Registration for ReSale

Registration of Registrable Securities.  VEDO shall use its best efforts to file a Registration Statement on or before December 31, 2007 covering the public resale of the Registrable Securities by the Holder.

(b)            Piggyback Registration Rights.

(i)         Whenever the Company proposes to register any of its Common Shares or any other common shares of the Company under the Securities Act (other than a registration (A) pursuant to a demand registration under Section 2(a) herein, (B) on Form S-4 or other appropriate, applicable form, including any successor or similar form(s), (C) relating to Common Shares or any other common shares of the Company issuable upon exercise of employee or consultant share options or in connection with any employee benefit or similar plan of the Company or (D) in connection with a direct or indirect acquisition by the Company of another Person or any transaction with respect to which Rule 145 (or any successor provision) under the Securities Act applies), whether or not for sale for its own account, it will each such time, give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement relating to such registration to the Holders, which notice shall set forth such Holders' rights under this Section 2(c) and shall offer the Holders the opportunity to include in such registration statement such number of Registrable Securities as the Holders may request.  Upon the written request of a Holder made within 10 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Holders), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Holders, to the extent requisite to permit the disposition of the Registrable Securities to be so registered; provided, however, that (A) if such registration involves a Public Offering, the Holders must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2(c) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.  The Company's obligations under this Section 2(c) shall terminate on the date that the registration statement to be filed in accordance with Section 2(a) is declared effective by the Commission.

(ii)        If a registration pursuant to this Section 2(c) involves a Public Offering and the managing underwriter thereof advises the Company that, in its view, the number of Common Shares, if any, or other Common Shares that the Company and the Holders intend to include in such registration exceeds the largest number of Common Shares (including any other Common Shares or warrants of the Company) that can be sold without having an adverse effect on such Public Offering (the "Maximum Offering Size"), the Company will include in such registration only that number of Common Shares which does not exceed the Maximum Offering Size, in the following order of priorities: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by other holders of securities entitled to participate in the registration, drawn from them pro-rata based on the number of shares each has requested to be included in such registration and the Holders pursuant to this Appendix I.

If as a result of the proration provisions of this Section 2(c)(ii), the Holders are not entitled to include all such Registrable Securities in such registration, such Holders may elect to withdraw their request to include any Registrable Securities in such registration.

Notwithstanding the foregoing, the Company shall have no obligations under this Section 2(c) hereof at any time that such Registrable Securities are the subject of an effective registration statement.

3.               Obligations of the Company.  In connection with the registration of the Registrable Securities, the Company shall use its reasonable best efforts to:

(a)             Subject to the provisions of Section 3(r) hereof, promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Holders for resales of the Registrable Securities for a period of two years from the date the Registration Statement is first declared effective by the Commission (the "Effective Time") or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period") and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing, the Company's obligations hereunder shall terminate as to any Holder at such time as that Holder's Registrable Securities can be sold under Rule 144(k);

(b)            During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Prospectus forming part of the Registration Statement;

(c)             (i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof (including a copy of the accountant's consent letter to be included in the filing) to GSS Securities, Inc. ("GSS") and reflect in such documents all such comments as GSS reasonably may propose; and (ii) furnish to each Holder whose Registrable Securities are included in the Registration Statement, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(d)            (i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or "Blue Sky" laws of all jurisdictions requiring Blue Sky registration or qualification, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(e)             As promptly as practicable after becoming aware of such event, notify each Holder of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Holder as such Holder may reasonably request;

(f)             Notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement on the date of receipt of any such stop order or other suspension, and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

(g)            Cause all the Registrable Securities covered by the Registration Statement to be listed not later than the date that the Registration Statement is declared effective by the Commission on the principal national securities exchange, or included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

(h)            Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(i)              Cooperate with the Holders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the registration statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holders reasonably may request and registered in such names as the Holder may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such registration statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

(j)              Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

(k)            Make generally available to its security holders as soon as practicable, but in any event not later than three (3) months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(l)              In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

(m)          In connection with any underwritten offering, make such representations and warranties to the Holders participating in such underwritten offering and to the managers, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings;

(n)            In connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managers) addressed to the underwriters, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the date the Registration Statement is first declared effective or most recent post- effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, subject to customary limitations);

(o)            In connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each underwriter participating in such underwritten offering (if such underwriter has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings;

(p)            In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the managers, if any; and

(q)            In connection with any underwritten offering, in the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD Rules") (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

(r)             Notwithstanding anything to the contrary in Section 3, at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company and its counsel, in the best interest of the Company (a "Grace Period"); provided, that the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and (ii) notify the Holders in writing in advance of, or on the same date on which, the Grace Period ends; and, provided further, that during any consecutive 365 day period, there shall be only two Grace Periods, such Grace Periods in total not to exceed 90 days.  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the date specified as the Grace Period ending date in the notice referred to in clause (ii).  If at any time after the Registration Statement has been declared effective, the Company delays disclosure of material non-public information concerning the Company, other than during a permitted Grace Period as described above, the Company shall make payments to the Holders as provided in the next sentence as liquidated damages intended by the parties to compensate the Holders in part for the incremental costs and investment risks associated with holding the Registrable Securities as restricted securities and not as a penalty.  The amount of payments shall be calculated at the Liquidated Damage Rate of the Purchase Price in accordance with the provisions of Section 2(b), and the timing of payments shall also be determined in accordance with Section 2(b).  For the purposes of such calculations and determinations of the amount and timing of payments: (i) the Initial Date shall mean the first date that the Company delays disclosure of material non-public information concerning the Company other than during a permitted Grace Period and (ii) the Computation Date shall mean the date that is 90 days after the Initial Date and each date that is 90 days after the previous Computation Date until such period of delay has ceased and the Company has provided notice to the Holders of the end of such period in accordance with the provisions of this section above.  Nothing herein shall limit the rights of any Holder to pursue actual damages for the Holder's inability to sell any of the Registrable Securities into the public market for any reason described in this section.

(s)

Notwithstanding the foregoing, the Company shall have no obligations under Section 3(l) through (q) unless it is effecting an underwritten offering pursuant to Section 2(c).

4.               Obligations of the Holders.  In connection with the registration of the Registrable Securities, the Holders shall have the following obligations, which obligations shall be several and not joint:

(a)             Prior to the first anticipated filing date of the Registration Statement under Section 2(a) hereof, the Company shall provide the Holders with a draft of the Registration Statement, including such information about the Holder as has been provided in the  Questionnaire completed by the Holder, together with whatever confirmations, certificates or consents as may be reasonably requested by the Company.  In connection with any other Registration Statement including the Holders, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Appendix I with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least ten business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder and its counsel, whether in-house or otherwise ("Counsel") of the information the Company requires from each such Holder (the "Requested Information") if such Holder elects to have any of its Registrable Securities included in the Registration Statement.  If at least four business days prior to the anticipated filing date the Company has not received the Requested Information from a Holder (a "Non-Responsive Holder") or its Counsel, then the Company shall send such Non-Responsive Holder and its Counsel a reminder of such information request.  If at least two business days prior to the anticipated filing date the Company still has not received the Requested Information from such Non-Responsive Holder or its Counsel, then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Holder.  However, promptly upon receipt of the Requested Information, and at the expense of the Non-Responsive Holder, the Company shall file such amendment(s) to the Registration Statement as may be necessary to include therein the Registrable Securities of the Non-Responsive Holder.

(b)            Each Holder by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement; the Company shall, on its part, ensure that Item 507 of Regulation S-K of the Securities Act (regarding information on the selling security holders) be complied with in connection with its preparation and filing of the Registration Statement hereunder;

(c)             As promptly as practicable after becoming aware of such event, notify the Company of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(d)            Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(e) or 3(f), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.               Expenses of Registration.  All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, and the reasonable fees, not to exceed $5,000.00, of one firm of counsel to the holders of a majority in interest of the Registrable Securities shall be borne by the Company.

6.               Indemnification and Contribution.

(a)             The Company shall indemnify and hold harmless each Holder and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Company Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Company Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Company Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Company Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Company

Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(e), the use by the Company Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Company Indemnified Person written notice that such Prospectus is outdated or defective.

(b)            Indemnification by the Holders.  Each Holder agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act ("Holder Indemnified Person"), against any losses, claims, damages or liabilities to which the Holder Indemnified Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made by such Holder in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use therein; provided, however, that no Holder shall be liable under this Section 6(b) for any amount in excess of the gross proceeds paid to such Holder in respect of shares sold by it, and (ii) reimburse the Holder Indemnified Person for any legal or other expenses incurred in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)             Indemnification by the Underwriters.  Each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein; provided, however, that no underwriter shall be liable under this Section 6(b) for any amount in excess of the gross proceeds paid to such underwriter in respect of shares sold by it, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(d)            Notice of Claims, etc.  Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this Section 6 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure.  In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof.  Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim.  If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party.  Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel).  The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

(e)             Contribution.  If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Holders or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d).  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Holders and any underwriters in this Section 6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(f)             Notwithstanding any other provision of this Section 6, in no event shall any (i) Holder be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the gross proceeds to be received by such Holder from the sale of such Holder's Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

(g)            The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company.  The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

7.               Rule 144.  With a view to making available to the Holders the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

(a)             comply with the provisions of paragraph (c) (1) of Rule 144; and

(b)            file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

8.               Assignment.  The rights to have the Company register Registrable Securities pursuant to this Appendix I may be assigned or transferred only with the prior written consent of the Company, and any such assignment or transfer without such consent shall be void and of no effect, which consent shall not be unreasonably withheld.  Notwithstanding the foregoing, such consent of the Company shall not be required with respect to any assignment or transfer of Registrable Securities to an affiliate of Subscriber, including for this purpose if Subscriber is an investment company, any fund or account advised by Subscriber's investment adviser or any affiliate thereof.  In the event of any such permitted assignment or transfer by the Holders to any permitted transferee of all or any portion of such Registrable Securities such transfer will be allowed only if: (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

9.               Amendment and Waiver.  Any provision of this Appendix I may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders who hold a majority interest of the Registrable Securities.  Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Holder and the Company.

10.            Miscellaneous.

(a)             A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)            If after the date hereof and prior to the Commission declaring the Registration Statement to be filed pursuant to Section 2(a) effective under the Securities Act, the Company grants to any Person any registration rights with respect to any Company securities which are more favorable to such other Person than those provided in this Appendix I, then the Company forthwith shall grant (by means of an amendment to this Appendix I or otherwise) identical registration rights to all Holders hereunder.

(c)             Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service as follows, and shall be deemed given when actually received.

if to the Company, to:	VillageEDOCS 1401 N. Tustin Avenue, Suite 230 Santa Ana, CA 92705-8686 Facsimile: (800) 837-0679 Attention: Mason Conner, CEO
if to the Holders, to:	Gemstone Securities, LLC 19321 US Hwy 19 No. C-606 Clearwater, FL 33764 Facsimile: (727) 535-9600 Attn: Dale Twardowski, Managing Principal

The Company or any Holder may change the foregoing address by notice given pursuant to this Section 10(c).

(d)            Failure of any party to exercise any right or remedy under this Appendix I or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(e)             This Appendix I shall be governed by and interpreted in accordance with the laws of the State of Florida.

(f)             The remedies provided in this Appendix I are cumulative and not exclusive of any remedies provided by law.  If any term, provision, covenant or restriction of this Appendix I is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g)            The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Appendix I or otherwise conflicts with the provisions hereof.  The Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any Registration Statement filed pursuant hereto, except for such rights and conflicts as have been irrevocably waived.  Without limiting the generality of the foregoing, without the written consent of the holders of a 66 2/3% interest of the Registrable Securities, the Company shall not grant to any person the right to request it to register any of its securities under the Securities Act unless the rights so granted are pari pasu to the prior rights of the holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Appendix I.  The restrictions on the Company's rights to grant registration rights under this paragraph shall terminate on the date all Registrable Securities have been registered pursuant to a Registration Statement that has been declared effective by the Commission

(h)            This Appendix I and the Subscription Agreements constitute the entire agreement among the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.  This Appendix I and the Subscription Agreements supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

(i)              Subject to the requirements of Section 8 hereof, this Appendix I shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(j)              All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(k)            The headings in this Appendix I are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.